Exhibit 10.15

TEXAS STATE BANK	000 00059 01	Page: 1
A Bank for Texas	ACCOUNT:	07/31/2008
P.O. Box 4797 — McAllen, TX 78502-4797

****************AUTO**5-DIGIT 77651
12737 0.6050 AV 0.324 47 1 279

CROCHET & BOREL SERVICES INC
DBA C & B SERVICES INC
346 TWIN CITY HWY	30-6
PORT NECHES TX 77651-6203	1
3

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COMMERCIAL CKG-DOM ACCOUNT

		LAST STATEMENT 06/30/08	119,569.56
AVG AVAILABLE BALANCE	118,199.86	1 CREDITS	250.00
		3 DEBITS	2,100.48
		THIS STATEMENT 07/31/08	117,719.08

DEPOSITS
REF #	DATE	AMOUNT REF #	DATE	AMOUNT REF #	DATE	AMOUNT
	07/16	250.00

CHECKS
CHECK #	DATE	AMOUNT	CHECK #	DATE	AMOUNT	CHECK #	DATE	AMOUNT
	*07/10	500.00		*07/10	1,377.54	49130	07/10	222.94

(*) INDICATES A GAP IN CHECK NUMBER SEQUENCE

DAILY BALANCE
DATE	BALANCE	DATE	BALANCE	DATE	BALANCE
07/10	117,469.08	07/16	117,719.08

- END OF STATEMENT -

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